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                          WAIVER AND THIRD AMENDMENT TO
                 AMENDED AND RESTATED CREDIT FACILITY AGREEMENT


         This WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of the 17th day of April, 2001 (the "Effective Date"), by and among LaSalle Bank National Association, a national banking association (f/k/a LaSalle National Bank), as Administrative Agent for the Lenders described below (in such capacity, the "Administrative Agent") and as Issuing Bank (the "Issuing Bank"), the Lenders described below and CCC Information Services Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Administrative Agent, the Issuing Bank, the Lenders parties thereto and Borrower entered into that certain Amended and Restated Credit Facility Agreement dated as of October 29, 1998, as amended by that certain Waiver and Amendment to Amended and Restated Credit Facility Agreement dated as of October 20, 2000 and as further amended by that certain Second Waiver and Amendment to Amended and Restated Credit Facility Agreement dated as of February 15, 2001 (as may be further amended, supplemented or otherwise modified, the "Credit Agreement"), and now desire to amend such Credit Agreement pursuant to this Amendment to, among other things, (i) reduce the Line of Credit Commitment and L/C Commitment, (ii) reduce the Line of Credit Maturity Date, (iii) provide for certain mandatory prepayments and commitment reductions, (iv) reset certain financial covenants and change certain of the Borrower's reporting requirements,
(v) provide for a consultant to review matters pertaining to the business and properties of Borrower and its Subsidiaries, (vi) provide for additional Collateral and other credit enhancements, (vii) provide for the infusion of additional equity capital, and (viii) amend certain covenants;

         WHEREAS, the Borrower has requested the Lenders to waive certain Events of Default under certain financial covenants; and

         WHEREAS, the Borrower and the Administrative Agent, Issuing Bank and Lenders have agreed to enter into this Amendment on the terms and subject to the conditions hereafter set forth;

         NOW, THEREFORE, for and in consideration of the waiver of certain Events of Default under the Credit Agreement and the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Credit Agreement. To the extent any terms and provisions of the Credit Agreement are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

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         2. AMENDMENT OF THE AGREEMENT. Subject to the terms and conditions contained herein, on and after the date of this Amendment, the parties hereto agree as follows:

                  (a) Schedule A to the Credit Agreement is hereby deleted in its entirety and replaced by the revised Schedule A attached hereto. All references to Schedule A throughout the Credit Agreement shall be references to revised Schedule A attached hereto.

                  (b) Schedule 5.7(e) to the Credit Agreement is hereby deleted in its entirety and replaced by the revised Schedule5.7(e) attached hereto. All references to Schedule 5.7(e) throughout the Credit Agreement shall be references to revised Schedule 5.7(e) attached hereto.

                  (c) Schedule 5.7(f) to the Credit Agreement is hereby deleted in its entirety and replaced by the revised Schedule 5.7(f) attached hereto. All references to Schedule 5.7(f) throughout the Credit Agreement shall be references to revised Schedule 5.7(f) attached hereto.

                  (d) Exhibit 1.4.1 to the Credit Agreement is hereby amended and replaced by revised Exhibit 1.4.1 attached hereto. All references to Exhibit
1.4.1 throughout the Credit Agreement shall be references to revised Exhibit
1.4.1 attached hereto.

                  (e) Exhibit 4.2 to the Credit Agreement is hereby amended and replaced by revised Exhibit 4.2 attached hereto. All references to Exhibit 4.2 throughout the Credit Agreement shall be references to revised Exhibit 4.2 attached hereto.

                  (f) Section 1.1.2. of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.1.2. Facility Maturity. The Line of Credit Facility will mature on September 30, 2002 (as may be extended from time to time in Lenders' sole and absolute discretion or as may be earlier terminated pursuant to the terms hereof, "Line of Credit Maturity Date")."

                  (g) Section 1.1.4. of the Credit Agreement is hereby amended by deleting the third sentence of such Section in its entirety and replacing such sentence with the following:

                  "The aggregate stated principal amount of the Line of Credit Notes will be $55,000,000; provided, however, that the maximum liability under such Line of Credit Notes will be limited at all times to the actual amount of indebtedness (including principal, interest, fees and expenses) then outstanding under the Line of Credit Facility."

                  (h) Section 1.1.6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.1.6.1. Periodic Interest Payments. Interest accrued under the Line of Credit Facility will be due and payable monthly in arrears on the first Business Day following the end of each calendar month

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                  with respect to any Portion consisting of Prime
                  Rate Advances and on the last day of each Interest Period for any Portion consisting of Adjusted LIBO Rate Advances; PROVIDED, HOWEVER, that if any Interest Period for an Adjusted LIBO Rate Advance exceeds one month, interest on such Adjusted LIBO Rate Advance shall also be payable on each consecutive one-month anniversary of the first day of such Interest Period occurring prior to the last day of such Interest Period."

                  (i) Section 1.1.6.2.b. of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.1.6.2.b. MANDATORY REDUCTION. On the date of any Mandatory Prepayment Event (other than all issuances of Equity Securities by Guarantor and all issuances of Funded Debt by Guarantor pursuant to the Supplemental Capital Contribution or the Capricorn Contribution) the Line of Credit Commitment shall be permanently reduced by an amount equal to the Designated Proceeds of such Mandatory Prepayment Event; provided, however, if the Designated Proceeds in respect of the Supplemental Capital Contribution exceed $25,000,000 in the aggregate, then the Line of Credit Commitment shall be permanently reduced by an amount equal to such excess. The Line of Credit Commitment shall be further reduced by the amount of (i) $1,000,000 per month on each of June 30, 2001, July 31, 2001 and August 31, 2001 to the extent the LOI is not received by the Administrative Agent in accordance with
                  Section 4.16(b) prior to the applicable date, PROVIDED THAT no such reduction shall occur after the date the LOI is received by the Administrative Agent, and (ii) $3,000,000 on September 30, 2001 and if the Net Cash Proceeds from the Supplemental Capital Contribution have not been contributed to the equity capital of the Borrower in accordance with Section 4.16(b) by September 30, 2001, by $3,000,000 per month on the last day of each month occurring after September 30, 2001, until the Net Cash Proceeds from the Supplemental Capital Contribution have been contributed to the equity capital of the Borrower in accordance with Section 4.16(b), PROVIDED THAT at any time after the Net Cash Proceeds from the Supplemental Capital Contribution are contributed to the equity capital of the Borrower in accordance with Section 4.16(b), the Line of Credit Commitment shall instead by reduced by $3,000,000 per quarter, commencing on the later of (1) December 31, 2001 or
                  (2) the last day of the fiscal quarter in which such contribution to Borrower has been made."

                  (j) Section 1.1.6.5.c. of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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                  "1.1.6.5.c. OTHER MANDATORY PREPAYMENTS. Borrower shall make a prepayment to Administrative Agent for the benefit of Lenders (without necessity of notice or demand by Administrative
                  Agent) upon the occurrence of any of the following (each a "Mandatory Prepayment Event") at the following times and in the following amounts (such applicable amounts being referred to as "Designated Proceeds"): (i) within one Business Day of the receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds from any Asset Sale, in an amount equal to 100% of such Net Cash Proceeds; (ii) within one Business Day of the receipt by Guarantor, Borrower or any of their respective Subsidiaries, any Net Cash Proceeds from any issuance of Equity Securities of Guarantor, Borrower or any of their respective Subsidiaries (excluding (x) any issuance of shares of capital stock pursuant to any employee or director stock option program, benefit plan or compensation program and
                  (y) any issuance by a Subsidiary to the Borrower or another Restricted Subsidiary of Borrower), in an amount equal to 100% of such Net Cash Proceeds; and (iii) within one Business Day of the receipt by Guarantor, Borrower or any of their respective Subsidiaries of any Net Cash Proceeds from any issuance of Funded Debt by Borrower, Guarantor or any of their respective Subsidiaries (excluding Funded Debt which is Permitted Indebtedness under clauses a through h of Section 5.2), in an amount equal to 100% of such Net Cash Proceeds.
                  Any prepayment required to be made pursuant to this Section 1.1.6.5.c. shall be applied pursuant to Section 1.5.3 and, except as otherwise provided in Section 1.1.6.2.b., will permanently reduce the Line of Credit Commitment. It being agreed that any prepayment made with the Net Cash Proceeds of
                  (A) the Supplemental Capital Contribution up to $25,000,000 or
                  (B) the Capricorn Contribution, will not permanently reduce the Line of Credit Commitment"

                  (k) Section 1.2.7 of the Credit Agreement is hereby amended by deleting the first sentence of such Section and replacing such sentence with the following:

                  "The Borrower shall pay to the Administrative Agent for the account of each of the Lenders a letter of credit fee ("Letter of Credit Fee") with respect to the outstanding Letters of Credit equal to a per annum rate equal to the applicable Rate Margin for Adjusted LIBO Rate Advances multiplied by the average daily maximum amount available to be drawn thereunder, computed on a quarterly basis in arrears on the first Business Day following the end of each calendar quarter based on the Letters of Credit outstanding during such quarter as calculated by the Administrative Agent."

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

                  (l) Section 1.3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "1.3.1. COMMITMENTS. The aggregate amount of all Commitments of all of the Lenders as of the date of the Amendment - Third is $55,000,000, as may be reduced from time to time pursuant to Section 1.1.6.2."

                  (m) Section 1.4.1 of the Credit Agreement is hereby amended by deleting the second sentence of such Section and replacing it with the following:

                  "Each Advance Request must (i) be substantially in the form of
                  Exhibit 1.4.1 hereto or such other form as Administrative Agent from time to time may reasonably request, (ii) provide all of the certifications and information required by Exhibit
                  1.4.1 and (iii) be executed by the President, Chief Financial Officer, the Treasurer, the Senior Vice President, Corporate Finance or such other senior officer of Borrower as is acceptable to Administrative Agent."

                  (n) Section 1.5.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "1.5.3. APPLICATION OF PAYMENTS. Unless a Default or Event of Default exists and unless the Borrower otherwise directs, all payments and other funds received by Administrative Agent hereunder (for the benefit of Lenders) will be applied by Administrative Agent and each Lender in the following order:
                  (a) first to the payment of any fees and charges due under the Loan Documents, and (b) then to any obligations for the payment of expenses due under the Loan Documents, and (c) then to the payment of interest due and owing hereunder, and (d) then to principal outstanding under the Line of Credit Facility, and (e) then to any other interest accrued but not yet owing hereunder, and (f) then to any other indebtedness of Borrower or other Obligor then due and owing to Administrative Agent, any Lender or Issuing Bank, and (g) then to any Hedging Obligations, cash management liabilities or similar liabilities of the Borrower or any Subsidiary to the Administrative Agent, any Lender or any Affiliate of any Lender."

                  (o) Section 1.6 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "1.6 Collateral Security. Guarantor and Administrative Agent entered into Pledge Agreement, dated as of October 29, 1998, pursuant to which Guarantor pledged all of the capital stock of Borrower to Administrative Agent, for its benefit and the benefit of

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                  the Lenders. In connection with the Amendment-Second, the
                  Borrower and Administrative Agent entered into a Security Agreement dated as of February 15, 2001, pursuant to which Borrower granted to Administrative Agent, for its benefit and the benefit of the Lenders, a Lien on substantially all of Borrower's assets, and certain other Collateral Security Documents more specifically described in such amendment. In connection with the Amendment-Third, the Borrower executed or agreed to execute certain other Collateral Security Documents for the benefit of the Administrative Agent and the Lenders more specifically described in the such amendment. Borrower hereby ratifies and confirms all such Loan Documents."

                  (p) Section 2.2.1.3 of the Credit Agreement is amended and restated in its entirety as follows:

                  "2.2.1.3. NO MATERIAL CHANGE. There must not have been any Material Adverse Change between December 31, 1999 and such Settlement Date."

                  (q) Section 2.2.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "FINANCIAL COVENANTS. As of such Settlement Date, Borrower must be in compliance with the financial ratios and covenants under Section 4.1 calculated as of the date of the most recent Periodic Compliance Certificate delivered in accordance with
                  Section 4.2, giving effect to the proposed Advance."

                  (r) Section 4.1. of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "4.1. FINANCIAL COVENANTS AND RATIOS. As of the end of each month, Borrower will satisfy and comply with each of the following financial ratios and characteristics, each of which will be determined using GAAP consistently applied, except as otherwise expressly provided:

                  4.1.1. TOTAL CHARGE COVERAGE RATIO. A Total Charge Coverage Ratio of not less than 1.25-to -1.0.

                  4.1.2. CASH FLOW LEVERAGE RATIO. A Cash Flow Leverage Ratio of not more than 1.50-to-1.0.

                  4.1.3. MINIMUM ROLLING 3-MONTH CASH FLOW. A Minimum Rolling 3-Month Cash Flow of not less than the following amounts for the following periods (for negative amounts "minimum" means a negative number not greater than):

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              -------------------- -----------------
              May 31, 2001           ($1,100,000)
              -------------------- -----------------
              June 30, 2001           ($200,000)
              -------------------- -----------------
              July 31, 2001           $1,100,000
              -------------------- -----------------
              August 31, 2001         $2,600,000
              -------------------- -----------------
              September 30, 2001      $4,700,000
              -------------------- -----------------
              October 31, 2001        $5,500,000
              -------------------- -----------------
              November 30, 2001       $6,300,000
              -------------------- -----------------
              December 31, 2001       $7,600,000
              -------------------- -----------------

                           Borrower and the Required Lenders will use all commercially reasonable efforts to set the Minimum Rolling 3-Month Cash Flow levels for 2002 within 30 days after Borrower's delivery of the Projections for the year ended December 31, 2002 (which shall be delivered no later than December 30, 2001 pursuant to
                           Section 4.3.1). In event that the Borrower and the Required Lenders cannot agree to the revised levels within such 30 day period, the Required Lenders will set the levels, provided that in setting such revised levels, the Required Lenders shall use the same methodology as was used in setting such levels in Amendment - Third, except that such levels shall be based on the Borrower's reasonable Projections for the year ended December 31, 2002.

                  4.1.4. MINIMUM NET WORTH. Guarantor and its Subsidiaries (on a consolidated basis) shall have minimum net worth (calculated in accordance with GAAP) as of such date of not less than the sum of (i) $5,000,000 (which includes the Subordinated Indebtedness evidenced by the Capricorn Notes), plus (ii) 90% of the aggregate amount of Subordinated Indebtedness as of such date (other than the Subordinated Indebtedness evidenced by the Capricorn Notes and inter-company indebtedness) plus
                  (iii) 90% of the aggregate amount of Designated Proceeds from any issuance of Equity Securities by Guarantor, Borrower or any of their respective Subsidiaries occurring after the closing of the Amendment - Third (excluding the Capricorn Contribution); PROVIDED, that in calculating Minimum Net Worth as of any date, any non-cash write-ups and write-downs of any Investment of any of the Guarantor, Borrower or any of their respective Subsidiaries (on a

                                      7

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                  consolidated basis), occurring after the closing of the
                  Amendment - Third, shall be excluded from such calculation.

                  (s) Section 4.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "4.2     PERIODIC FINANCIAL STATEMENTS.

                  4.2.1. MONTHLY FINANCIAL STATEMENTS. Within twenty (20) calendar days of the end of each month, Borrower must prepare and deliver to each Lender and Administrative Agent unaudited monthly consolidated and consolidating financial statements for each of Borrower and Guarantor (and their respective Subsidiaries). Such financial statements must include a balance sheet, an income statement, and a cash flow statement (with appropriate external notes and schedules, if prepared). Such financial statements must be prepared in accordance with GAAP consistently applied (subject to quarterly and year end adjustments and except as approved by Administrative Agent in its sole and absolute discretion). Together with the monthly financial statements, each Lender and Administrative Agent must also receive (i) a certificate (in the form attached as Exhibit 4.2) executed by the President, the Chief Financial Officer, the Treasurer, the Senior Vice President, Corporate Finance or such other senior executive officer of Borrower as is acceptable to Administrative Agent (a) stating that the financial statements fairly present the financial condition, results of operations and cash flows of Guarantor and Borrower (and their respective Subsidiaries), as applicable, as of the date thereof and for the periods covered thereby (subject to quarterly and year end adjustments), and (b) providing a reconciled calculation demonstrating compliance with each financial covenant and ratio under Section 4.1 hereof and the covenants contained in Sections 5.13, 5.17 and 5.18 (using the form attached as Exhibit 4.2 hereto), and (c) calculating, as of the end of such fiscal period, the then-current amount of the Available Credit Portion (using the form attached as Exhibit 4.2 hereto) and (d) certifying the amount of any Subordinated Indebtedness paid during such fiscal period and
                  (e) a description (by amount and payee) of all outstanding Funded Debt as at the end of such fiscal period and (f) certifying that as of the date of such certificate there is not any existing Default or Event of Default or, if such Default or Event of Default exists, specifying the nature thereof, and (ii) a comparison of such financial statements with the Projections for such period of the current fiscal year and a comparison of such financial statements with the corresponding period of the previous fiscal year. Borrower shall attach to Exhibit 4.2 monthly operating reports (including, with

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                  respect to the Drive Logic division of Borrower) in form
                  and substance reasonably acceptable to the Administrative Agent, which allow the Lenders to track compliance with each financial covenant and ratio under Section 4.1 and compliance with the covenants contained in Section 5.13,
                  5.17 and 5.18, certified (in the form of Exhibit 4.2) as being prepared in accordance with GAAP (except as otherwise required) and accurate in all material respects by Borrower's Chief Financial Officer, the Treasurer, the Senior Vice President, Corporate Finance or such other senior executive officer of CCC as is acceptable to Administrative Agent.

                  4.2.2 QUARTERLY FINANCIAL STATEMENTS. Within forty-five (45) calendar days of the end of each of the first three fiscal quarters, Borrower must prepare and deliver to each Lender and Administrative Agent unaudited quarterly consolidated and consolidating financial statements for each of Borrower and Guarantor (and their respective Subsidiaries). Such financial statements must include, without limitation, a balance sheet and an income statement, a cash flow statement and a reconciliation of consolidated net worth and capital accounts (with appropriate external notes and schedules, if prepared). Such financial statements must be prepared in accordance with GAAP consistently applied (subject to normal year-end adjustments and except as otherwise approved by Administrative Agent in its sole and absolute discretion). Together with the quarterly financial statements, each Lender and Administrative Agent must also receive (i) a certificate (in the form attached as Exhibit 4.2) executed by the President, the Chief Financial Officer, the Treasurer, the Senior Vice President, Corporate Finance or such other senior executive officer of CCC as is acceptable to Administrative Agent (a) stating that the financial statements fairly present the financial condition, results of operations and cash flows of Guarantor and Borrower (and their respective Subsidiaries), as applicable, as of the date thereof and for the periods covered thereby (subject to year end adjustments), and (b) providing a reconciled calculation demonstrating compliance with each financial covenant and ratio under Section 4.1 hereof and the covenants contained in Sections 5.13, 5.17 and 5.18 (using the form attached as Exhibit 4.2 hereto), and (c) calculating, as of the end of such fiscal period, the then-current amount of the Available Credit Portion (using the form of Exhibit 4.2) and (d) certifying the amount of any Subordinated Indebtedness paid during such fiscal period and (e) a description (by amount and payee) of all outstanding Funded Debt as at the end of such fiscal period and (f) certifying that as of the date of such certificate there is not any existing Default or Event of Default or, if such Default or Event of Default exists, specifying the nature thereof, and (ii) a comparison

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                  of such financial statements with the Projections for
                  such period of the current fiscal year and a comparison of such financial statements with the corresponding period of the previous fiscal year. Borrower shall attach to Exhibit 4.2 a comparison by business segment of the actual performance for such period with the Projections for such period, and a comparison with Borrower's most recent projections updated based on actual performance, certified (in the form of Exhibit 4.2) as being prepared in accordance with GAAP (except as otherwise required) and accurate in all material respects by Borrower's Chief Financial Officer, the Treasurer, the Senior Vice President, Corporate Finance or such other senior executive officer of CCC as is acceptable to Administrative Agent.

                  4.2.3 ANNUAL FINANCIAL STATEMENTS. Within ninety (90) calendar days after the close of each fiscal year, Borrower must prepare and deliver to each Lender and Administrative Agent
                  (i) a complete set of audited annual consolidated financial statements of each of the Borrower and the Guarantor (and their respective Subsidiaries) (with accompanying notes and consolidating schedules), and (ii) unaudited consolidating financial statements for each of Borrower and Guarantor (and their respective Subsidiaries). Such financial statements (a) must include the types of financial statements and information required on a quarterly basis under this Section 4.2, and (b) must be prepared in accordance with GAAP consistently applied, and (c) as to the consolidated financial statements, must be certified without qualification by an independent certified public accounting firm satisfactory to Administrative Agent. Together with the annual financial statements, each Lender and Administrative Agent must also receive (A) all related management letters prepared by such accountants and an audit report or opinion signed by such accountants pursuant to a reliance letter delivered to such accountants for the benefit of the Lenders reasonably satisfactory to the Administrative Agent stating that the financial statements fairly present the consolidated financial condition, results of operations and cash flows of the Borrower and the Guarantor (and their respective Subsidiaries), as the case may be, as of the date thereof and for the periods covered, (B) a certificate (in the form attached as Exhibit 4.2) executed by the President, the Chief Financial Officer, the Treasurer, the Senior Vice President, Corporate Finance or such other senior executive officer of CCC as is acceptable to Administrative Agent (a) stating that the financial statements fairly present the financial condition, results of operations and cash flows of Guarantor and Borrower (and their respective Subsidiaries), as the case may be, as of the date thereof and the for the periods covered thereby (subject to year end adjustments), and (b) providing a reconciled calculation demonstrating compliance with each financial covenant and ratio under Section 4.1 hereof and the covenants contained in Sections 5.13, 5.17 and 5.18 (using the form attached as Exhibit 4.2 hereto), and (c) calculating, as of the end of such fiscal period, the then-current amount of the Available Credit Portion (using the form attached as Exhibit 4.2, and (d) certifying the amount of any Subordinated Indebtedness paid during such fiscal period and (e) a description (by amount and payee) of all outstanding Funded Debt as at the end of such fiscal period and (f) certifying that as of the date of such certificate there is not any existing Default or Event of Default or, if such Default or Event of Default exists, specifying the nature thereof, and (C) a comparison of such financial statements with the Projections for such period of the current fiscal year and a comparison of such financial statements with the corresponding period of the previous fiscal year."

                  (t) Section 4.3.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "4.3.1 PROJECTIONS. On or before the 15th day after the Board of Directors shall review and approve the same, but in any case not later than December 30 of each year commencing with the fiscal year ending December 31, 2001, Borrower must deliver to each Lender and Administrative Agent consolidated and consolidating projected balance sheets, statements of income and expenses, and statements of cash flow, in the same format as used for the monthly reporting required by Section
                  4.2.1 hereof, for each of the Guarantor and Borrower (and their respective Subsidiaries) for the immediately succeeding year (the "Projections"). The Projections shall be accompanied by a certificate of the President, the Chief Financial Officer, the Treasurer, the Senior Vice President of Corporate Finance or such other senior executive officer of CCC as is acceptable to Administrative Agent to the effect that (i) such Projections were prepared by the Borrower in good faith, (ii) the Projections provided by the Borrower were based on good faith estimates and assumptions believed by the Borrower to be reasonable as of the date such Projections were furnished, provided that actual results during the periods covered thereby may differ from projected or forecasted results and
                  (iii) such Projections have been prepared in accordance with such assumptions; PROVIDED, that with respect to Projections for the year ended December 31, 2001, the Borrower shall be deemed to have satisfied its obligations under this Section
                  4.3.1 if such delivery is made on or before the date of the Amendment - Third."

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

                  (u) Section 4.3 of the Credit Agreement is amended by adding the following as Section 4.3.4:

                  "4.3.4 WEEKLY CASH FLOW. Within three (3) Business Days following the end of each calendar week, Borrower must deliver to each Lender and Administrative Agent consolidated cash flow forecasts for Borrower and its Subsidiaries, in form and substance acceptable to Administrative Agent, for the week the report is delivered and the following consecutive twelve (12) calendar weeks."

                  (v) Section 4.3 of the Credit Agreement is amended by adding the following as Section 4.3.5 to such Section:

                  "4.3.5. PRO FORMA STATEMENTS. Borrower must deliver to each Lender and the Administrative Agent, at least 10 Business Days prior to the sale of (i) any Subsidiary, (ii) all or substantially all of the assets of any Subsidiary or division of Borrower or any Subsidiary, or (iii) any other Asset Sale for which consent of the Required Lenders is required hereunder, PRO FORMA financial statements (including balance sheet, income statement and cash flow statement), as at the proposed date of such disposition, for such Subsidiary, division or assets and consolidated financial statements (including balance sheet, income statement and cash flow statement) for Borrower and its Subsidiaries after giving effect to such proposed disposition."

                  (w) Section 4.8.1 of the Credit Agreement is amended by adding the following after the last sentence of such Section:

                  "The Borrower shall cause each issuer of a property or casualty insurance policy to provide the Administrative Agent with an endorsement (i) showing loss payable to the Administrative Agent as lender's loss payee with respect to each policy of property or casualty insurance and naming the Administrative Agent and each Lender as an additional insured with respect to each policy of insurance for liability for personal injury or property damage, (ii) providing that 30 days' notice will be given to the Administrative Agent prior to any cancellation of such policy and (iii) reasonably acceptable in all other respects to the Administrative Agent. UNLESS THE BORROWER PROVIDES THE ADMINISTRATIVE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT MAY PURCHASE INSURANCE AT THE BORROWER'S EXPENSE TO PROTECT THE ADMINISTRATIVE AGENT'S AND THE

                  LENDERS' INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY,
                  BUT NEED NOT, PROTECT THE BORROWER'S INTERESTS. THE COVERAGE THAT THE ADMINISTRATIVE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST THE BORROWER IN CONNECTION WITH THE COLLATERAL. THE BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE ADMINISTRATIVE AGENT, BUT ONLY AFTER PROVIDING THE ADMINISTRATIVE AGENT WITH EVIDENCE THAT THE BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE ADMINISTRATIVE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE OBLIGATIONS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE THE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN."

                  (x) Section 4.15.4 of the Credit Agreement is amended and restated in its entirety to read as follows (see Schedule B attached hereto and made a part hereof):

                  "4.15.4 COLLATERAL UNDERTAKINGS. (a) Borrower will take, and cause each Subsidiary to take, such actions as are necessary or as the Administrative Agent or the Required Lenders may reasonably request from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other agreements and documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (x) the Obligations are
                  (i) secured by substantially all of the assets of the Borrower and (ii) guaranteed by all of its Subsidiaries, (except to the extent provided in subsection "(b)" below) (including, promptly upon the acquisition or creation thereof, any Subsidiary acquired or created after the date hereof) by execution of a guaranty substantially in the form of Exhibit
                  4.15.4 hereto (each, a "Subsidiary Guaranty") and (y) the obligations of each such Subsidiary under the applicable Subsidiary Guaranty are secured by substantially all of the assets of such Subsidiary
                  (except to the extent provided in subsection "(b)" and "(c)" below).

                  (b) For a period of 60 days following the closing of the Amendment-Third, and provided that a Default or an Event of Default is not existing, (i) the Borrower will not be required to pledge the stock of the CCC PCS Subsidiaries and (ii) the CCC PCS Subsidiaries and CCC Consumer SE will not be required to execute a Subsidiary Guaranty or Security Agreement. If at the end of such 60 day period, Borrower and its Subsidiaries have not sold (whether by stock sale, merger or otherwise) all of their respective equity interests in each of the CCC PCS Subsidiaries and CCC Consumer SE, or caused the dissolution of such Subsidiaries following the sale of substantially all of the business and assets of such Subsidiaries, then, on such date (or, if such date is not a Business Day, the next Business Day following such date), Borrower shall cause any such Subsidiaries which have not been sold or dissolved to execute and deliver to Administrative Agent a Subsidiary Guaranty, Security Agreement, authorizing documents, and such other documents in connection therewith as may be required by the Administrative Agent and Required Lenders so that the Obligations are secured by substantially all of the assets of such Subsidiaries and Borrower shall, and shall cause its Subsidiaries to pledge their stock and other equity interests (which has not been previously been pledged) in any such Subsidiaries which have not been sold or dissolved to secure all of the Obligations pursuant to a pledge agreement in form and substance acceptable to the Administrative Agent. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that substantially all of the assets of CCC Consumer SE consist of assets acquired from, or assets used in the operation of the business acquired from, Fleming and Hall Administrators, Inc. pursuant to that certain Asset Purchase Agreement among Fleming and Hall Administrators, Inc. and CCC Consumer SE dated as of October 1, 1999."

                  (c) Within thirty (30) days after the date of the Amendment - Third, Borrower shall provide to Administrative Agent, (1) a valid and enforceable pledge of the capital stock or other equity interests held by Borrower or its Subsidiaries in those Subsidiaries listed in Part A of Schedule B attached hereto, and (2) with respect to the equity interests of those certain direct and indirect Subsidiaries and joint venture interests identified in Part B of Schedule B (i) a valid and enforceable pledge of such equity interests, or (ii) evidence satisfactory to Administrative Agent and its advisors that such pledge would be unenforceable under applicable law or would violate the underlying documents to which such equity interests are subject (it being understood that the Borrower will use commercially reasonable efforts to obtain the consent of the applicable parties to such pledge), in which event Borrower shall deliver, or cause to be delivered (within such thirty
                  (30) day period), a negative pledge (in form and substance acceptable to Administrative Agent) restricting any transfer or pledge of such equity interests to any Persons other than Administrative Agent for the benefit of Lenders.

                  (d) Within thirty (30) days after the date of the Amendment - Third, Borrower shall cause each Foreign Subsidiary to execute and deliver to Administrative Agent a guaranty and security agreement and such other documents in connection therewith as may be required by the Administrative Agent and Required Lenders in form and substance acceptable to the Administrative Agent so that the Obligations are secured by substantially all of the assets of such Subsidiaries.

                  (e) Within twenty (20) days after the date of the Amendment - Third, Borrower shall provide to Administrative Agent all original Instruments (which may be replacement notes) required to be delivered pursuant to the terms of the Security Agreements including, without limitation, all promissory notes held by Borrower that are required to be delivered thereunder including, without limitation, those notes identified on the Schedule to the Amended and Restated Security Agreement of Borrower dated as of the date thereof.

                  (y) Section 4.15 of the Credit Agreement is amended by inserting the following as Section 4.15.5 of such Section:

                  "4.15.5 BANK ACCOUNTS. With respect to each bank account maintained by Borrower or any Subsidiary, Borrower will and will cause each Subsidiary, as applicable, to (i) within 30 days of the date hereof (or, with respect to the PCS Subsidiaries, within 60 days of the date hereof) deliver to Administrative Agent an Assignment of Bank Account Agreement substantially in the form of Exhibit 4.15.5 or a similar agreement satisfactory to Administrative Agent granting to Administrative Agent, for the benefit of the Lenders, a continuing first-priority security interest in such bank account and providing to Administrative Agent control over all funds in such bank account following an Event of Default hereunder (subject only to such bank's standard and customary fees and charges), executed on behalf of Borrower or such Subsidiary, as applicable, and each bank at which any such bank account is maintained, and (ii) deliver to Administrative Agent an Assignment of Bank Account or similar agreement (as provided above) for any new bank account which Borrower or any Subsidiary opens and maintains after the date hereof; provided, however, the neither Borrower nor its Subsidiaries will be required to deliver any such assignment in respect of any bank account maintained by any Foreign Subsidiary (outside the United States) as of the date of the Amendment - Third, to the extent Borrower demonstrates to the satisfaction of the Administrative Agent and its advisors that such an assignment cannot be obtained under applicable law or cannot be obtained after using commercially reasonable efforts; provided, further, however, that the amount of all funds in all such accounts in respect of which an assignment has not been obtained shall not at any time after the date which is 30 days after the Amendment - Third, exceed in the aggregate $100,000 or such greater amount as is set forth in writing from time to time delivered to the Borrower by the Administrative Agent (with the approval of the Required Lenders). Borrower further covenants and agrees that it will, and will cause each Domestic Subsidiary to cause, not less frequently than on a weekly basis, all collected funds (in excess of the amount set forth in writing from time to time delivered to the Borrower by the Administrative Agent with the approval of the Required Lenders) in each bank account maintained by Borrower or any Subsidiary (other than bank accounts which at no time will have balances in excess of the amount set forth in writing from time to time delivered to the Borrower by the Administrative Agent with the approval of the Required Lenders) to be transferred to a concentration account identified by and maintained with Administrative Agent; provided, that, so long as no Default or Event of Default is existing, neither Borrower nor its Domestic Subsidiaries shall be required to institute such transfers for a period of 30 days (or, with respect to the PCS Subsidiaries, 60 days)."

                  (z) Section 4.16 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "4.16  EQUITY INFUSION.

                           A. CAPRICORN INFUSION. Capricorn Holdings III, LLC's
                  ("Capricorn") has purchased trust preferred stock of a new Delaware business trust (the "New Trust") owned by the Guarantor and warrants to purchase 1,200,000 shares of the common stock of Guarantor for an aggregate purchase price of $15,000,000 (the "Capricorn Contribution"). Within One (1) Business Day of the closing of the Amendment - Third, Borrower shall cause 100% of remaining Net Cash Proceeds from the Capricorn Contribution, in the approximate amount of $10,500,000, to be delivered to Administrative Agent to make the mandatory prepayment required by Section 1.1.6.5.c. Such prepayment shall not result in a mandatory reduction of the Line of Credit Commitment pursuant to Section 1.1.6.2.b and, subject to the terms and conditions hereof, may be re-borrowed for general corporate purposes and to make the Investments permitted by Section 5.17.

                           B. ADDITIONAL INFUSIONS. Borrower will provide
                  Administrative Agent with documentation and other evidence, reasonably satisfactory to Administrative Agent, on or before September 30, 2001, that (i) Guarantor has received incremental Net Cash Proceeds (I.E., in addition to Capricorn Contribution) in the amount of at least $25,000,000 (the "Supplemental Capital Contribution") in exchange for (a) common equity, (b) other Equity Securities, the terms of which do not require the payment of cash dividends or require redemption thereof (earlier than 90 days after the date the Obligations are paid in full) and are otherwise acceptable to the Required Lenders in their sole discretion, and/or (c) Funded Debt which is subordinated in right of payment to the Obligations, and contains such other terms, covenants and conditions which are acceptable to Required Lenders in their sole discretion, and (ii) such Net Cash Proceeds have been contributed to the equity capital of the Borrower. Further, on or before June 30, 2001, Borrower or Guarantor will provide Administrative Agent with one or more signed letters of intent providing for such Supplemental Capital Contribution which is or are in form and substance acceptable to the Required Lenders or will file a registration statement for a rights offering indicating an intent to complete such offering by September 30, 2001 on the appropriate form with the SEC, which registration statement shall provide that the proceeds of such rights offering will be used to make the Supplemental Capital Contribution and shall otherwise be in form and substance reasonably acceptable to the Required Lenders, (such rights offering or letters of intent, the "LOI"). The Net Cash Proceeds of the Supplemental Capital Contribution which are used to make the mandatory prepayment in accordance with
                  Section 1.1.6.5.c. may, subject to the terms and conditions hereof, be re-borrowed to the extent permitted by Section 1.1.6.2.b. for general corporate purposes and to make the Investments permitted by Section 5.17. Notwithstanding anything in this Agreement to the contrary, the failure of Borrower to provide the LOI or to receive the Supplemental Capital Contribution by June 30, 2001 and September 30, 2001, respectively, will not constitute a Default or Event of Default hereunder (including, without limitation, Section 7.1.4), but will result in the reduction of the Line of Credit Commitment as and to the extent provided for in Section 1.1.6.2.b hereof; provided, that the Borrower's failure to comply with Section 1.1.6.5.b as a result of any such reduction will constitute an Event of Default hereunder."

                  (aa) Article 4 of the Credit Agreement is hereby amended by inserting the following as Section 4.18 of such Article:

                  "4.18 CONSULTANT. Administrative Agent has retained, and Administrative Agent (or its advisors) may from time to time retain at Borrower's sole expense third party consultants selected by Administrative Agent (collectively, the "Consultant") to review matters pertaining to the business and properties of Borrower and its Subsidiaries. The initial Consultant is Nightingale and Associates, LLC. Borrower will permit, and will cause its Subsidiaries to permit the Consultant to examine their respective corporate, financial and operating records, and, at Borrower's expense, make copies thereof, inspect the assets, properties, operations and affairs of the Borrower and its Subsidiaries, visit any or all of the offices of Borrower and its Subsidiaries to discuss such matters with its officers and its independent auditors (and Borrower hereby authorizes such independent auditors to discuss such matters with such Consultant), and Borrower will, and will cause its Subsidiaries to cooperate with the Consultant in all respects. The fees and expenses of such Consultant shall be (i) the responsibility of the Borrower, (ii) shall be payable on demand by the Administrative Agent, and (iii) if requested by Administrative Agent, shall be paid in whole or in part in advance by Borrower."

                  (bb) Section 5.2.f of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "f. Indebtedness owing to Borrower or a Subsidiary of Borrower if, and only to the extent arising from loans or advances made by a Borrower or a Subsidiary permitted under Section 5.4 or
                  Section 5.7 hereof."

                  (cc) Section 5.2.i of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "i.  [Reserved]."

                  (dd) Section 5.4 of the Credit Agreement is amended by deleting clause (b) of such Section and replacing such clause (b) with the following:

                  "b. loans or advances to ARA Services Corporation in an amount not to exceed $100,000 in the aggregate, and "

                  (ee) Section 5.5.i of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "i.  [Reserved]."

                  (ff) Section 5.6 of the Credit Agreement is amended by deleting clause (c) from such section and replacing such clause (c) with the following:

                  "c.  [Intentionally Deleted], and"

                  (gg) Section 5.7 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "5.7 ACQUISITIONS AND INVESTMENTS. Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, including any Acquisition (each of the foregoing an "Investment" and collectively, "Investments"), other than the following (collectively, the "Permitted Investments"):

                  a. government and agency securities backed by the full faith and credit of the U.S. federal government, and

                  b. commercial paper issued by any Lender or any other commercial paper rated A-1+ or A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc., and

                           c. certificates of deposit, time deposits, other
                  deposits and bankers' acceptances issued by any Lender or established with any other federally insured commercial bank rated as "well capitalized" by their primary federal regulators, and having unimpaired capital and unimpaired surplus (collectively) of at least $250,000,000, and whose commercial paper (or commercial paper that is supported by such bank's letter of credit or commitment to lend) is rated as A-1+ or A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc., and

                           d.       [Reserved], and

                           e. Investments listed on Schedule 5.7(e) in any Person other than CCC PCS, and

                           f. Investments listed on Schedule 5.7(f) in CCC PCS, and

                           g. Investments in CCC International, CCC Rayfield,
                  CCC Enterstand JV and CCC ChoiceParts to the extent permitted by Section 5.17, it being understood that the Investments in CCC Rayfield and CCC Enterstand JV may be made through CCC International, Investments in CCC Enterstand JV may be made through CCC Rayfield and Investments in CCC ChoiceParts JV may be made through CCC Partsco, and

                           h.       Investments permitted by Section 5.4, and

                           i. Investments consisting of trade credit extended in the ordinary course of business to unrelated third parties, and

                           j. Investments consisting of loans or advances to CCC
                  Consumer and CCC Consumer SE in the ordinary course of business consistent with past practices, provided that all such loans or advances are appropriately reflected on Borrower's financial records."

                  (hh) Section 5.8 of the Credit Agreement is amended by deleting the second sentence of such Section and replacing such sentence with the following:

                  "NEW VENTURES; MERGERS. Borrower will not, and will not permit any of its Subsidiaries to (a) enter into any new business activities not in a similar line to its current business, or
                  (b) purchase or otherwise acquire any partnership or joint venture interest in any Person (other than those partnership or joint venture interests owned as of the date hereof and described on Schedule 5.8 hereto), or (b) merge or consolidate with or into any other corporation, partnership, limited liability company or other organization, or (c) create or acquire (or cause or permit the creation or acquisition of) any Subsidiary."

                  (ii) Section 5.9 of the Credit Agreement is amended by deleting clauses (c) and (h) of such Section and replacing such clauses with the following:

                  "(c) transactions among Borrower and its Subsidiaries to the extent permitted by Section 5.6 and Section 5.7 hereof,"

                  "(h) guaranties, if any, to the extent permitted by Section
                  5.3 hereof;"

                  (jj) Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "5.10. DIVIDENDS OR DISTRIBUTIONS. Borrower will not, and will not permit Guarantor or any of their respective Subsidiaries to, declare or make (directly or indirectly) any payment or distribution with respect to, or incur any liability for the purchase, acquisition, redemption or retirement of, any of their respective equity interests (including warrants therefore) or as a dividend, return of capital or other payment or distribution of any kind to any holder of any such equity interest other than (i) dividends to Borrower or to a Restricted Subsidiary of Borrower from any other Subsidiary of the Borrower, (ii) dividends by Guarantor of Guarantor's common stock, and (iii) dividends by Guarantor of other Equity Securities of Guarantor with the written consent of the Required Lenders, the terms of which do not require the payment of cash dividends or require redemption thereof (earlier than 90 days after the date the Obligations are paid in full) and are otherwise acceptable to the Required Lenders in their sole discretion. Nothing in this Section 5.10 shall prohibit payments on or with respect to the Capricorn Notes to extent such payments are permitted under Section 5.19 or payments by CCC Capital Trust on or with respect to the Trust Preferred Securities issued by CCC Capital Trust made with the proceeds of such payments (permitted by Section 5.19)."

                  (kk) Section 5.11 of the Credit Agreement is amended and restated in its entirety as follows:

                  "5.11. INACTIVE AFFILIATE; DRIVELOGIC, INC. Borrower will not permit Credit Card Services Corporation to possess assets or property, receive proceeds of any Advance or conduct business or operations. Borrower shall deliver to Administrative Agent within five (5) Business Days of the date of Amendment - Third, evidence satisfactory to Administrative Agent that DriveLogic, Inc. has been dissolved in accordance with the law of the jurisdiction of its organization."

                  (ll) Section 5.12 of the Credit Agreement is amended by deleting clauses (b) and (c) of such Section in their entirety and replacing such clauses with the following:

                  "(b) pursuant to a written management or services agreement with Borrower or another wholly-owned Subsidiary of Borrower that is in form and substance reasonably acceptable to the Administrative Agent, and"

                  "(c) pursuant to a written management, services, expense-sharing, and/or tax-sharing agreement with CCC Information Services Group Inc. ("Manager") that is in form and substance reasonably acceptable to Administrative Agent ("Management Agreement"), and if, and only to the extent that,
                  (i) such management and service fees do not in the aggregate exceed $50,000 in any fiscal year and (ii) no Default or Event of Default is existing or would result from the payment of such management and service fees."

                  (mm) Section 5.13 of the Credit Agreement is amended and restated in its entirety as follows:

                  "5.13. THE DRIVE LOGIC DIVISION. Borrower will not permit at any date the sum of (x) the aggregate amount of Capital Expenditures made or incurred in respect of the Drive Logic division of Borrower, plus (y) any negative EBITDA for the Drive Logic division (negative Drive Logic EBITDA will be added to, rather than netted against, the amount of such Capital Expenditures) to exceed (i) $25,000,000 during the period commencing on and after January 1, 2001 to and including December 31, 2001, or (ii) during the period commencing on January 1, 2002 through the Line of Credit Maturity Date to exceed an amount to be agreed upon by the Borrower and the Required Lenders within 30 days of the delivery of the Projections for the fiscal year ending December 31, 2002 (it being agreed that the Borrower and the Required Lenders will use commercially reasonable efforts to reach such agreement); provided, that, no Capital Expenditures in respect of the Drive

                  Logic division which would otherwise be permitted under this Section 5.13 shall be permitted to be made if, immediately before or after giving effect thereto, (A) Borrower is not in compliance with any of the financial ratios or covenants set forth in Section 4.1 according to the most recent monthly financial statements delivered to the Administrative Agent and the Lenders pursuant to
                  Section 4.2.1, after giving effect to the Capital Expenditures Borrower proposes to make, or (B) any Default or Event of Default exists. In the event that the Borrower and the Required Lenders cannot agree upon such revised amount for the period commencing January 1, 2002 through the Line of Credit Maturity Date within such 30 day period, the Required Lenders will set the amount for such period provided that in setting such revised amount, the Required Lenders shall use the same methodology as was used in setting such amount in Amendment -Third, except that such amount shall be based on the Borrower's reasonable Projections for the year ended December 31, 2002."

                  (nn) Section 5.14 of the Credit Agreement is amended and restated in its entirety as follows:

                  "5.14. CAPITAL EXPENDITURES. Not permit the aggregate amount of all Capital Expenditures made by the Borrower and its Subsidiaries (other than in respect of the Drive Logic division) (x) during the period commencing January 1, 2001 and ending December 31, 2001 to exceed $4,400,000 and (y) during the period commencing on January 1, 2002 through the Line of Credit Maturity Date to exceed an amount to be agreed upon by the Borrower and the Required Lenders within 30 days of the delivery of the Projections for the fiscal year ending December 31, 2002 (it being agreed that the Borrower and the Required Lenders will use commercially reasonable efforts to reach such agreement); provided that if no such agreement is reached, the Required Lenders may set the maximum amount of Capital Expenditures using the same methodology as was used to set the maximum amount of Capital Expenditures for the year ended December 31, 2001, except that such amount will be based upon Borrower's reasonable Projections for the fiscal year ending December 31, 2002."

                  (oo) Section 5.15 of the Credit Agreement is amended and restated in its entirety as follows:

                  "5.15. MODIFICATIONS TO ORGANIC DOCUMENTS. Borrower will not, and will not permit any of its Subsidiaries to, amend or otherwise modify any of its Organic Documents in any way which might reasonably be expected to have a Material Adverse Effect, and, in any event, without providing the Administrative Agent and the

                  Lenders with at least 30 days' prior written notice of any amendment or modification. Borrower will not, and will not permit any of its Subsidiaries to, without at least 30 days' prior written notice to Administrative Agent, change its official name, its operating names, or the names under which it executes contracts or conducts business."

                  (pp) Article 5 of the Credit Agreement is amended by inserting the following as Section 5.17 of the Credit Agreement:

                  "5.17. CERTAIN SUBSIDIARY INVESTMENTS AND EXPENDITURES. Borrower will not, and will not permit any of its Subsidiaries to, make Investments in CCC International, CCC Rayfield, CCC Enterstand JV and/or CCC ChoiceParts JV (a) during the period from April 1, 2001 through December 31, 2001, in excess of $10,500,000, or (b) during the period from January 1, 2002 through the Line of Credit Maturity Date, in excess of a budgeted amount to be agreed upon by the Borrower and the Required Lenders within 30 days of the delivery of the Projections for the fiscal year ending December 31, 2002 (it being agreed that the Borrower and the Required Lenders will use commercially reasonable efforts to reach such agreement); PROVIDED, that no Investment otherwise permitted by this
                  Section 5.17 shall be permitted to be made unless, immediately before and after giving effect thereto, (i) Borrower is in compliance with each of the financial ratios and covenants set forth in Section 4.1 according to the most recent monthly financial statements delivered to the Administrative Agent and the Lenders pursuant to Section 4.2.1 (after giving effect to the Investments Borrower proposes to make), (ii) no Default or Event of Default exists, and (iii) all of the equity interests of Borrower and its Subsidiaries in (1) CCC International and CCC Rayfield are pledged to the Administrative Agent for its benefit and the benefit of the Lenders pursuant to a Pledge (in form and substance acceptable to Administrative Agent), and (2) CCC Enterstand JV and CCC ChoiceParts JV are either
                  (A) pledged to the Administrative Agent for its benefit and the benefit of the Lenders pursuant to a Pledge (in form and substance acceptable to Administrative Agent), or (B) to the extent Borrower demonstrates to the satisfaction of Administrative Agent and its advisors that such pledge would be unenforceable under applicable law or would violate the underlying documents to which such equity interests are subject (it being understood that Borrower will use commercially reasonable efforts to obtain consent to such pledge from the applicable parties), in which event such pledgor shall deliver a negative pledge (in form and substance acceptable to Administrative Agent) restricting any transfer or pledge of such equity interest); provided, however, compliance with clause (iii) will not be required during the first 30 days following the date of the Amendment - Third for such Investments in an amount not to exceed $750,000 in the aggregate. Notwithstanding the foregoing, in the event that the Borrower and the Required Lenders cannot agree to the budgeted amount for additional Investments to be made during the period commencing January 1, 2002 through the Line of Credit Maturity Date within such 30 day period, the Required Lenders will determine the amount of such permissible Investments in their sole discretion. The
                  Borrower acknowledges that, for purposes of this Section
                  5.17, "Investments" include expenses incurred by the Borrower or any of its Subsidiaries on behalf of, and any other extensions of credit to, CCC International, CCC Rayfield, CCC Enterstand JV and CCC ChoiceParts JV, directly or indirectly."

                  (qq) Article 5 of the Credit Agreement is hereby amended by inserting the following as Section 5.18 of the Credit Agreement:

                  "5.18 MAXIMUM OPERATING LOSS - CCC CONSUMER. Borrower will not permit the cash operating losses and cash expenses on and after April 1, 2001 related to the discontinuation and shutdown of CCC Consumer, CCC Consumer SE and the CCC PCS Subsidiaries (on a consolidated basis) determined in accordance with GAAP to exceed $4,000,000 in the aggregate. It being understood that for purposes of this calculation (i) "CCC Consumer" shall include that portion of Borrower which is construed as being CCC Consumer for purposes of SEC reporting, and (ii) proceeds from any asset sales are excluded from the calculation. Favorable variances in expenditures are not permitted to be used elsewhere for the Borrower."

                  (rr) Article 5 of the Credit Agreement is amended by inserting the following as Section 5.19 of the Credit Agreement:

                  "5.19. PAYMENTS IN RESPECT OF CAPRICORN INDEBTEDNESS. Borrower will not, and will not permit Guarantor or CCC Capital Trust, or any Subsidiary or Affiliate of Borrower or Guarantor to make any payment, directly or indirectly, whether for repayment of indebtedness, return on investment or otherwise, to Capricorn or its Affiliates or any holder of the Capricorn Notes other than (i) regularly scheduled cash interest payments not to exceed $340,000 in the aggregate per quarter if, and only to the extent that (x) no Default or Event of Default exists, or would result therefrom, and (y) the Net Cash Proceeds from the Supplemental Capital Contribution have been contributed to the equity capital of the Borrower in accordance with Section 4.16(b), or (ii) scheduled interest paid in kind (and not in cash, except in respect of fractional shares of the Capricorn Notes which are required to be paid in cash pursuant to the Capricorn Indenture not to exceed $25,000 per quarter in the aggregate without the prior written consent of the Required Lenders)."

                  (ss) Section 7.1.3 of the Credit Agreement is amended and restated in its entirety as follows:

                  "7.1.3. CERTAIN COVENANTS. If Borrower defaults in or fails to observe any of the covenants set forth in Section 4.1 hereof or Article V hereof."

                  (tt) Section 7.1.4 of the Credit Agreement is amended and restated in its entirety as follows:

                  "7.1.4. OTHER COVENANTS IN LOAN DOCUMENTS. If Borrower or any other Obligor, defaults in the full and timely performance when due of any other covenant or agreement (other than those referenced in Section 7.1.3) contained in any Loan Document (or in any other document or agreement now or hereafter executed or delivered in connection herewith), and such default remains uncured for a period of ten (10) Business Days."

                  (uu) Section 7.1 of the Credit Agreement is amended by inserting the following as Section 7.1.14 of such Section:

                  "7.1.14 INVALIDITY OF COLLATERAL SECURITY DOCUMENTS, ETC. Any Collateral Security Document shall cease to be in full force and effect otherwise than pursuant to its terms; or the Borrower, any Subsidiary or Obligor (or any Person by, through or on behalf of the Borrower, any Subsidiary or Obligor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Security Document or Borrower, any Subsidiary or Guarantor shall make payment on any Subordinated Indebtedness which is prohibited under the relevant subordination terms."

                  (vv) Section 7.1 of the Credit Agreement is amended by inserting the following as Section 7.1.15 of such Section:

                  "7.1.15 NON-COMPLIANCE WITH POST-CLOSING AGREEMENT. If Borrower, any of its Subsidiaries or any other Obligor fails to deliver any documents required by that certain Post-Closing Agreement, dated as of the date of Amendment - Third, 2001, between Administrative Agent and Borrower, within the time period set forth therein."

                  (ww) Section 7.2.2 of the Credit Agreement is amended and restated in its entirety as follows:

                  "7.2.2. OTHER. In addition to any rights granted hereunder or in any other Loan Document, each Lender and Administrative Agent will have all other rights and remedies granted by any applicable law (including the rights of a secured party under the UCC), and all rights and remedies will be cumulative in nature."

                  (xx) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.1(2) between Section 9.1.1 and Section 9.1.2:

                  "9.1.1(2). Accounts Receivable has the meaning given to the term `Account' in the UCC."

                  (yy) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.12(2) between Section 9.1.12 and Section 9.1.13:

                  "Section 9.1.12(2). `Amendment - Second' means that certain Second Waiver and Amendment to Amended and Restated Credit Facility Agreement dated February 15, 2001, among Administrative Agent, the Borrower and Lenders named therein, as may be amended, restated or otherwise modified from time to time."

                  (zz) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.12(3) between Section 9.1.12 and Section 9.1.13:

                  "Section 9.1.12(3). `Amendment - Third' means that certain Waiver and Third Amendment to Amended and Restated Credit Facility Agreement dated as of April 17, 2001, among Administrative Agent, the Borrower and Lenders named therein, as may be amended, restated or otherwise modified from time to time."

                  (aaa) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.12(4) between Section 9.1.12 and Section 9.1.13:

                  "Section 9.1.12(4). `Asset Sale' means the sale, lease, assignment or other transfer for value (including, an insurance recovery for a casualty loss) (each a "Disposition") by the Borrower or any Subsidiary to any Person (other than the Borrower or any Subsidiary) of any asset or right of the Borrower or such Subsidiary, other than (i) the sale or lease of Customer Equipment to any unrelated third party in the ordinary course of business, and (ii) any other sale or lease of assets in the ordinary course of business having a value (which, for these purposes means the greater of book value or fair market value) not in excess of $250,000 in the aggregate in any fiscal year. "

                  (bbb) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Sections 9.1.17(2) through 9.1.17(15) between Section
9.1.17 and 9.1.18:

                  "9.1.17(2). `CCC' means CCC Information Services Inc., a Delaware corporation."

                  "9.1.17(3). `CCC Canada' means Certified Collateral Corporation of Canada Ltd., a corporation organized under the laws of Ontario, Canada."

                  "9.1.17(4). `CCC Consumer' means CCC Consumer Services Inc., a Delaware corporation."

                  "9.1.17(5). `CCC International' means CCC International Holding, Ltd.. a private liability company organized under the laws of the United Kingdom."

                  "9.1.17(6). `CCC Norris' means D.W. Norris, a private liability company organized under the laws of the United Kingdom."

                  "9.1.17(7). `CCC Rayfield' means Rayfield Limited, a private liability company organized under the laws of the United Kingdom."

                  "9.1.17(8). `CCC Partsco' means CCC Partsco Holding, Inc., a Delaware corporation."

                  "9.1.17(9). `CCC ChoiceParts JV' means Choice Parts LLC, a Delaware limited liability company."

                  "9.1.17(10). `CCC PCS' means, Professional Claims Services Inc., a California corporation."

                  "9.1.17(11). `CCC PCS Arizona' means Professional Claim Services, Inc. of Arizona, an Arizona corporation."

                  "9.1.17(12). `CCC PCS Washington' means Professional Claim Services, Inc., a Washington corporation."

                  "9.1.17(13). `CCC PCS Nevada' means Professional Claim Services, Inc., a Nevada corporation."

                  "9.1.17(14). `CCC PCA Texas' means Professional Claims Administration, Inc., a Texas corporation.

                  "9.1.17(15). `CCC Consumer SE' means Consumer Services Southeast Inc., a Delaware corporation."

                  "9.1.17(16). `CCC Enterstand JV' means private limited company incorporated under the laws of England and Wales."

                  "9.1.17(17). `CCC PCS Subsidiaries' means, collectively, CCC PCS, CCC PCS Arizona, CCC PCS Washington, CCC PCS Nevada and CCC PCA Texas."

                  (ccc) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.17(18) between Section 9.1.17 and Section 9.1.18:

                  "9.1.17(18). `Capricorn" has the meaning set forth in Section 4.16."

                  (ddd) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.17(19) between Section 9.1.17 and Section 9.1.18:

                  "9.1.17(19). `Capricorn Contribution' has the meaning set forth in Section 4.16."

                  (eee) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.17(20)between Section 9.1.17 and Section 9.1.18:

                  "9.1.17(20). `Capricorn Indenture" means that certain Indenture dated as of February 23, 2001, between Guarantor and Wilmington Trust Company, as Trustee."

                  (fff) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.17(21 between Section 9.1.17 and Section 9.1.18:

                  "9.1.17(21). `Capricorn Notes' has the meaning given to the term `Notes' in the Capricorn Indenture"

                  (ggg) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.17(22) between Section 9.1.17 and Section 9.1.18:

                  "9.1.17(22). `Cash Flow Coverage Ratio' means, at any time such ratio is being calculated, a ratio calculated as set forth under the heading `Cash Flow Coverage Ratio' in Exhibit 4.2."

                  (hhh) Section 9.1.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "9.1.24. `Collateral Security Documents' means, individually and collectively, the Pledge Agreement, each Pledge, each Security Agreement, each Mortgage and the financing statements related to any of the foregoing, all as may be amended, restated or otherwise modified from time to time and (b) any additional documents granting security or Collateral to Lenders or Administrative Agent

                  (for the benefit of Lenders to secure any of the Obligations), all as amended, restated or otherwise modified from time to time."

                  (iii) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.28(2) between Sections 9.1.28 and 9.1.29:

                  "9.1.28(2). `Designated Proceeds' has the meaning set forth in
                  Section 1.1.6.5.b."

                  (jjj) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.29(2) between Section 9.1.29 and Section 9.1.30

                  "9.1.29(2). `Domestic Subsidiary' means any Subsidiary incorporated or organized within the United States of America or any state thereof."

                  (kkk) Section 9.1.30 of the Credit Agreement is amended and restated in its entirety as follows:

                  "9.1.30. `EBITDA' means, at the time of any determination, the sum of the following items during the four consecutive fiscal quarter period most recently ended unless otherwise indicated:

                           a. Net income from continuing operations during such period -- i.e., excluding extraordinary items and the cumulative effect of accounting changes -- determined in accordance with GAAP, and

                           b. plus Interest Expense during such period, but subtract interest income accrued during such period, and

                           c. plus all charges in accordance with GAAP for federal and state income taxes during such period, and

                           d. plus depreciation permitted under GAAP during such period, and

                           e. plus amortization expense permitted under GAAP during such period.

                  When used herein, the term `EBITDA' means the EBITDA of Borrower and its Subsidiaries on a consolidated basis, unless otherwise provided for herein. For purposes of this calculation, Interest Expense shall include interest accrued under Capital Leases, determined in accordance with GAAP. Notwithstanding any of the foregoing, the calculation of EBITDA shall not include the operations of InsurQuote Systems, Inc. unless and until it becomes a Subsidiary."

                  (lll) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.33(2), between Section 9.1.33 and Section
9.1.34 of the Credit Agreement:

                  "9.1.33(2) "Equity Security" means any stock or other equity security or similar security (other than a debt security) convertible, with or without consideration, into such a security, or carrying any warrant or right to subscribe to or purchase such a security; or any such warrant or right."

                  (mmm) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.38 between Section 9.1.38 and Section
9.1.39 of the Credit Agreement:

                  "9.1.33(2) `Foreign Subsidiary' means any Subsidiary, other than a Domestic Subsidiary."

                  (nnn) Section 9.1.57 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "9.1.57. `L/C Commitment' means the commitment of the Issuing Bank to Issue, and the Lenders severally to participate in, Letters of Credit from time to time Issued or outstanding under Section 1.2, in an aggregate amount not to exceed on any date the amount of $5,000,000, as the same may be limited by
                  Section 1.2.1."

                  (ooo) Section 9.1 of the Credit Agreement is hereby amended by inserting the following Section 9.1.60(2) between Section 9.1.60 and Section 9.1.61:

                  "9.1.60(2). `Letter of Credit Fee' has the meaning set forth in Section 1.2.7."

                  (ppp) Section 9.1.66 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "9.1.66. `Line of Credit Commitment' means, at any time of determination, the aggregate amount of all Commitments of all Lenders at such time up to a maximum amount of $55,000,000, as reduced from time to time pursuant to Section 1.1.6.2."

                  (qqq) Section 9.1.71 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "9.1.71. `Loan Documents' means, collectively, this Agreement, the Notes, the Parent Guaranty, any Subsidiary Guaranty, the Collateral Security Documents, the Subordination Agreement, all L/C-Related Documents and any other documents, agreements and certificates entered into or delivered in connection herewith or therewith or pursuant hereto or thereto, all as may be amended, restated, modified and supplemented from time to time."

                  (rrr) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.72(2) between Section 9.1.72 and Section 9.1.72(3):

                  "9.1.72(2).  `LOI' has the meaning set forth in Section
4.16.b."

                  (sss) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.72(3) between Section 9.1.72 (2) and
Section 9.1.73:

                  "9.1.72(3). `Mandatory Prepayment Event' has the meaning set forth in Section 1.1.6.5.c."

                  (ttt) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.76(2) between Section 9.1.76 and Section 9.1.77:

                  "9.1.76(2). `Minimum Rolling 3-Month Cash Flow' means, as of any time such calculation is made, the calculation set forth under the heading `Minimum Rolling 3-Month Cash Flow' in
                  Exhibit 4.2."

                  (uuu) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.76(3) between Section 9.1.76(2) and
Section 9.1.77:

                  "9.1.76(3). `Mortgage' means a mortgage, deed of trust, leasehold mortgage or similar instrument granting the Lenders or Administrative Agent (for the benefit of the Lenders) a Lien on real property of the Borrower or any Subsidiary, all as may be amended, restated or otherwise modified from time to time."

                  (vvv) Section 9.1 of the Credit Agreement is hereby amended by inserting the following as Section 9.1.76(4) between Section 9.1.76 and Section 9.1.77:

                  "9.1.76(4).  `Net Cash Proceeds' means:

                           a. with respect to any Asset Sale the aggregate cash
                  proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by the Borrower or any Subsidiary pursuant to such Asset Sale net of (i) the direct reasonable out-of-pocket costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by the Borrower to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (iii) amounts required to be applied to the repayment of any Funded Debt secured by a Lien on the asset subject to such Asset Sale (other than the Obligations);

                           (1) with respect to any issuance of equity
                  securities, the aggregate cash proceeds received by the Guarantor, Borrower or any of their respective Subsidiaries pursuant to such issuance, net of the direct reasonable out-of-pocket costs relating to such issuance (including sales and underwriter's commission); and

                           b. with respect to any issuance of Funded Debt, the
                  aggregate cash proceeds received by the Guarantor, Borrower or any of their respective Subsidiaries pursuant to such issuance, net of the direct reasonable out-of-pocket costs of such issuance (including up-front fees and placement fees)."

                  (www) Section 9.1 of the Credit Agreement is hereby modified by inserting the following Section 9.1.84(2) between Section 9.1.84 and Section 9.1.85:

                  "9.1.84(2). `Periodic Compliance Certificate' means a certificate in the form of Exhibit 4.2 hereto."

                  (xxx) Section 9.1.86 of the Credit Agreement is hereby amended and restated in its entirety to read ad follows:

                  "9.1.86. `Permitted Dividends' means any dividends which were `Permitted Dividends' under Section 5.10 of this Credit Agreement prior to the amendment of such Section 5.10 on October 20, 2000, pursuant to that certain Waiver and Amendment to Amended and Restated Credit Facility Agreement, among the Administrative Agent, the Borrower and other parties thereto."

                  (yyy) Section 9.1 of the Credit Agreement is amended by inserting the following Section 9.1.93(2) between Section 9.1.93 and Section 9.1.94:

                  "9.1.93(2). `Pledge' means a pledge agreement executed by any Person pledging capital stock, membership interests or other equity or ownership interests in any other Person to the Lenders or Administrative Agent (for the benefit of the Lenders), all as may be amended, restated or otherwise modified from time to time."

                  (zzz) Section 9.1.104 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "9.1.104. `Restricted Subsidiary' means a direct or indirect Subsidiary of Borrower that executes and delivers a Subsidiary Guaranty and Security Agreement granting to Administrative Agent, for the benefit of the Lenders, a security interest on substantially all of its assets."

                  (aaaa) Section 9.1 of the Credit Agreement is amended by inserting the following Section 9.1.106(2) between Section 9.1.106 and Section 9.1.107:

                  "9.1.106(2). `Security Agreement' means a security agreement, trademark and license security agreement, patent and license security agreement, copyright and license security agreement or other instrument granting the Lenders or Administrative Agent (for the benefit of the Lenders) a Lien on any personal property of the Borrower or any Subsidiary, all as may be amended, restated or otherwise modified from time to time."

                  (bbbb) Section 9.1.108 of the Credit Agreement is amended and restated in its entirety as follows:

                  "9.1.108. `Subordinated Indebtedness' means indebtedness under those certain subordinated notes owing from the Borrower to the Guarantor, the payment of which is subject to that certain Subordination Agreement dated as of the date hereof in favor of the Administrative Agent for the benefit of the Lenders and the Issuing Bank and all other indebtedness and monetary obligations of the Guarantor, Borrower or any of their respective Subsidiaries subordinated to the repayment of the Obligations on terms and conditions satisfactory to the Required Lenders."

                  (cccc) Section 9.1 of the Credit Agreement is amended by inserting the following Section 9.1.110(2) between Section 9.1.110 and Section 9.1.111:

                  "9.1.110(2). `Supplemental Capital Contribution' has the meaning set forth in Section 4.16(b)."

                  (dddd) Section 9.1.113 of the Credit Agreement is amended and restated in its entirety as follows:

                  "9.1.113. `Total Charge Coverage Ratio' means, at any time such ratio is being calculated, a ratio calculated as set forth under the heading `Total Charge Coverage Ratio' in
                  Exhibit 4.2."

                  (eeee) Section 9.1.114 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "9.1.114. `UCC' means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement, as may be amended or otherwise modified, including by the UCC Revisions; provided that, as used in Section 7.2.2 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction."

                  (ffff) Section 9.1 of the Credit Agreement is amended by inserting the following as Section 9.1.115:

                  "9.1.115. `UCC Revisions' means, the revisions to Article 9 and other Articles of the Uniform Commercial Code, as adopted by the State of Illinois, effective July 1, 2001."

                  (gggg) Section 9.2 of the Credit Agreement is amended by inserting the following as Section 9.2.3 of such Section:

                  "9.2.3. References to Agreement and Statutes. Unless otherwise expressly provided herein, (i) references to agreements (including this Credit Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation."

                  (hhhh) Section 10.7 of the Credit Agreement amended by deleting the first sentence of such Section in its entirety and replacing such sentence with the following:

                  "10.7. Notices. Any notice, request, consent, waiver or other communication required or permitted under or in connection with the Loan Documents will be deemed satisfactorily given if it is in writing and is delivered either personally to the addressee thereof, or by prepaid registered or certified U.S. mail (return receipt requested), or by a nationally recognized commercial courier service with next-day delivery charges prepaid, or by telegraph, or by facsimile (voice confirmed), or by any other reasonable means of personal delivery to the party entitled thereto at its respective address set forth below:

If to Borrower:               CCC Information Services Inc.
                              World Trade Center Chicago
                              444 Merchandise Mart
                              Chicago, IL 60654
                              Attention:  Reid Simpson
                              Facsimile:  (312) 527-1194
                              With a Copy To (which shall not constitute
                              notice to Borrower):
                              Skadden, Arps, Slate, Meagher & Flom (Illinois)
                              333 West Wacker Drive
                              Chicago, Illinois  60606
                              Attention:        Peter C. Krupp
                               Facsimile:       (312) 407-0411

If to Administrative Agent:
                              LaSalle Bank National Association
                              135 South LaSalle Street
                              Chicago, Illinois 60603
                              Attention:  Aimee Daniels
                              Facsimile:  (312) 904-8914
                              With a Copy To:

                              Vedder, Price, Kaufman & Kammholz
                              222 North LaSalle Street
                              Chicago, Illinois  60601-1003

                           Attention: Jeffrey C. Davis

                              Facsimile:        (312) 609-5005
If to any Lender:             Such Lender's address and facsimile set
                              forth on the signature pages hereof.

                  (iiii) Paragraph 2(i) and Paragraph 4 of the Amendment-Second are hereby amended and restated in their entirety as follows:

                   "2.(i)  [Reserved]."

                  "4.  [Reserved]."

         3.       REPRESENTATIONS, COVENANTS AND WARRANTIES; NO DEFAULT.

                  (a) This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed by the Borrower and constitutes legal, valid and binding obligations of the Borrower, and is enforceable against the Borrower in accordance with its terms except to the extent enforceability hereof is limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                  (b) Except for the representations and warranties of Borrower made as of a particular date and except as set forth on Schedule A-3, the representations, covenants and warranties set forth in Article 3 of the Credit Agreement after giving effect to this Amendment shall be deemed remade as of the date hereof by Borrower; provided, however, that any and all references to the Credit Agreement in such representations and warranties shall be deemed to include this Amendment and all prior express written waivers and amendments.

                  (c) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment and all prior express written waivers and amendments.

         4. LIMITED WAIVER OF CERTAIN FINANCIAL COVENANTS. The Lenders and the Administrative Agent hereby waive any Default or Event of Default arising or occurring under Section 4.1.1, 4.1.2 and 4.1.3 of the Credit Agreement, to the extent such noncompliance therewith existed as of March 31, 2001 (for the period ending March 31, 2001), and under

Section 4.2.3 as a result of the failure of the Borrower to deliver audited financial statements for the fiscal year ended December 31, 2000 within 90 calendar days after the close of such fiscal year to the extent such noncompliance therewith existed as of March 31, 2001, subject to and conditional upon the effectiveness of this Amendment.

         Borrower hereby acknowledges that the waiver contained in this Section 4 is granted only for the limited purpose set forth herein. The waiver in this
Section 4 is granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of Administrative Agent or any of the Lenders to declare an Event of Default under or otherwise enforce the terms of the Credit Agreement after giving effect to this Amendment. Nothing in this Amendment shall be construed to mean that any such waiver of the financial covenants or other waivers specified above for such period will extend to any other period.

         5. FEES AND EXPENSES. Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by Administrative Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Administrative Agent. In addition, Borrower shall pay at the closing of this Amendment to Administrative Agent, for the benefit of the Lenders, a waiver fee which shall be deemed earned as of the date of this Amendment and shall be non-refundable, in the amount of Two Hundred Seventy-Five Thousand Dollars ($275,000.00), which will be distributed to the Lenders PRO RATA based on the amount of each Lender's Commitment.

         6. DELIVERY OF DOCUMENTS AT CLOSING. At the closing of this Amendment, Administrative Agent shall have received from Borrower the following documents, fully executed by the Borrower, CCC Information Services Group Inc., and the Restricted Subsidiaries, as applicable, in form and substance satisfactory to Administrative Agent:

                  (a)      This  Amendment;

                  (b) An Amended and Restated Security Agreement between Borrower and Administrative Agent;

                  (c) A Security Agreement among each domestic Restricted Subsidiary and Administrative
Agent;

                  (d) A Pledge Agreement of Domestic Subsidiaries, in which Borrower and each domestic Restricted Subsidiary pledges to Administrative Agent, for its benefit and the benefit of the Lenders, all of their respective stock or other equity ownership interests in each direct or indirect material Subsidiary or joint venture, except to the extent provided in Schedule II thereof;

                  (e)      An opinion of Borrower's counsel;

                  (f) A Subsidiary Guaranty from each domestic Restricted Subsidiary;

                  (g) A Patent and License Security Agreement among Borrower and Administrative Agent;

                  (h) A Trademark and License Security Agreement among Borrower and Administrative Agent;

                  (i) A Copyright and License Security Agreement among Borrower and Administrative Agent;

                  (j) A secretary's certificate from the Borrower, Guarantor and each Restricted Subsidiary, together with certified copies of Borrower's, Guarantor's and each Restricted Subsidiary's Organic Documents, incumbency certifications and authorizing resolutions and documents; and

                  (k) A Post Closing Agreement which is acceptable to Administrative Agent in its sole discretion.

         7. EFFECTUATION. This Amendment shall be deemed effective upon receipt by Administrative Agent of (i) six (6) counterpart signature pages duly executed on behalf of the Borrower and each Subsidiary, as applicable of each of the documents set forth in Section 6, and (ii) executed signature pages to this Amendment from at least that number of Lenders that constitute Required Lenders under the Credit Agreement. THERE ARE NO OTHER CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT.

         8. CONTINUING EFFECT. Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered in connection therewith (except as expressly set forth herein). Nothing herein shall constitute a waiver by the Administrative Agent or the Lenders of any existing (except as expressly waived pursuant to Section 4 above) or hereafter arising Default or Event of Default nor shall the Administrative Agent's and the Lenders' execution and delivery of this Amendment establish a course of dealing among the Administrative Agent, the Lenders, the Borrower or any other obligor or in any other way obligate the Administrative Agent or any Lenders to provide hereafter any further consents, waivers or modifications with respect to the Credit Agreement.

         9. COLLATERAL DOCUMENTS. Borrower has herewith and heretofore executed and delivered to the Administrative Agent certain Loan Documents, and Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Loan Documents remain in full force and effect and the rights and remedies of the Administrative Agent thereunder, the obligations of Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for in the Loan

Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

         10.      RELEASE; INDEMNIFICATION.

                  (a) In further consideration of the execution by the Required Lenders and Administrative Agent of this Amendment, Borrower, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, Subsidiaries and Affiliates (collectively, the "Releasors"), hereby forever releases the Lenders, the Administrative Agent, the Issuing Bank and their respective successors, assigns, parents, Subsidiaries, Affiliates, officers, employees directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims") that any of the Releasors may have against any of the Releasees which arise from or relate to any actions which any of the Releasees may have taken or omitted to take prior to the date this Amendment was executed including without limitation with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations; provided that no Releasee shall be released from any claim to the extent that such claim arises from its gross negligence or wilful misconduct. This provision shall survive and continue in full force and effect whether or not (i) Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Credit Agreement including, without limitation, payment in full of all Obligations, (ii) this Amendment otherwise is terminated, or (iii) Lenders' waiver pursuant to this Amendment ceases pursuant to this Amendment.

                  (b) Borrower hereby agrees to indemnify and hold the Releasees harmless from and with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively "Expenses") whatsoever incurred by any of the Releasees, whether direct, indirect, consequential, exemplary or otherwise, arising out of, or related to, any of the Claims hereby released or any claim or proceeding by any Person against any of the Releasees arising out of, or related to, the negotiation, preparation, execution, delivery, performance, administration or enforcement of this Amendment or any other document executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Credit Agreement and the other agreements provided that no Releasee shall be indemnified for any Expense to the extent caused by its gross negligence or wilful misconduct.

         11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

    (WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver and Third Amendment to Credit Facility Agreement as of the date first above written.


                            CCC INFORMATION SERVICES INC.

                            By:  /s/ Reid E. Simpson
                            Name:  Reid E. Simpson
                            Title:    Executive Vice President and
                                      Chief Financial Officer


                            Address:


                            CCC Information Services, Inc.
                            444 Merchandise Mart Plaza
                            Chicago, IL 60654-1005
                            Main:    312-229-3200
                            Fax:     312-527-1194

(WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)


                         LASALLE BANK NATIONAL ASSOCIATION,
                         f/k/a LaSalle National Bank,
                         as Administrative Agent

                         By:      /s/ Aimee Daniels
                                  Aimee Daniels,
                                  Senior Vice President and Division Head

                         Address:

                         LaSalle Bank National Association
                         135 South LaSalle
                         Chicago, IL  60603
                         Attention:  Aimee Daniels
                                    Senior Vice President and Division Head
                         Main:    312/904-8914
                         Fax:     312/904-0409

WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)



                        LASALLE BANK NATIONAL ASSOCIATION

                        By:      /s/ Aimee Daniels
                                 Aimee Daniels,
                                 Senior Vice President and Division Head

                        Address:

                        LaSalle Bank National Association
                        135 South LaSalle
                        Chicago, IL  60603
                        Attention:  Aimee Daniels
                                    Senior Vice President and Division Head
                        Main:    312/904-8914
                        Fax:     312/904-0409

(WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)



                    FLEET NATIONAL BANK

                    By:      Peggy Peckham
                             Its:     Senior Vice President


                    Address:

                    Fleet National Bank
                    Mail Code:        MA DE 100 0 6A
                    100 Federal Street
                    Boston, MA 02110
                    Attention:  Peggy Peckham, Senior Vice President
                    Main:    617-434-6337
                    Fax:     617-434-4775

(WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)



                                      HARRIS TRUST AND SAVINGS BANK

                                      By:
                                               Its:


                                      Address:

                                      Harris Trust and Savings Bank
                                      111 West Monroe Street
                                      10th Floor West
                                      Chicago, IL 60603
                                      Attention:  Keith Niebrugge
                                      Main:    312-461-3136
                                      Fax:     312-461-2591

(WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)



                               BANK LEUMI USA

                               By:  Jon W. Spoerry
                               Its:     First Vice President


                               Address:

                               Bank Leumi USA
                               100 North LaSalle
                               Chicago, IL 60602
                               Attention:  Jon W. Spoerry
                               Main:    312-781-1806
                               Fax:     312-781-9469

(WAIVER AND THIRD AMENDMENT TO CREDIT FACILITY AGREEMENT SIGNATURE PAGE)



                                 WELLS FARGO BANK WISCONSIN, N.A.,
                                 f/k/a Norwest Bank Wisconsin, N.A.

                                 By:      /s/ Linda Backhaus
                                          Its: Vice President


                                 Address:

                                 Wells Fargo Bank Wisconsin N.A.
                                 100 East Wisconsin Avenue, Suite 1400
                                 Milwaukee, WI 53202-4101
                                 Attention:  Linda Backhaus
                                 Main:    414-224-7406
                                 Fax:     414-224-7410